Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2017
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS
NOTE 13:-	CONTINGENT LIABILITIES AND COMMITMENTS

a.	On July 31, 2003, the Company signed a license agreement with Yeda Research and Development Company Ltd. (“Yeda”) according to which the Company acquired an exclusive worldwide license for the development, manufacturing, use, marketing, sale, distribution and importing of products based, directly or indirectly, on patents and patent applications to be approved or submitted pursuant to the invention titled “Peptide Based Vaccine for Influenza”, developed on the basis of the research conducted by Professor Ruth Arnon and her team at the Weizmann Institute. This agreement was amended in 2005. In exchange for the license grant, the Company or its future sublicensees will be obligated to pay royalties equaling 3% of the total amount invoiced by the Company or by a sublicensee in connection with the sale of products based on Yeda’s patents, or 2% of such amounts if they originated from a country which did not grant a patent in connection with such products. All sales of products in connection with the license agreement for any purpose other than for the purpose of clinical trials are required to be made for monetary consideration.

The Company has the option to enter into a sublicense agreement provided that Yeda gives its consent in writing and, in such case, the royalties to be paid by the Company to Yeda from the sublicense or from the option to sublicense will be (a) before the completion of Phase 1 clinical trials - 45% (b) after Phase 1 but before Phase 2 trials - 35% of amounts up to the first $ 20,000 receivable from a sublicense or a sublicense option, or 25% of amounts exceeding such first $ 20,000 receivable from the sublicense or from a sublicense option; (c) after the completion of Phase 2 clinical trials the royalties will be 20% of amounts up to the first $ 20,000 receivable from a sublicense or a sublicense option or 15% of amounts exceeding such first $ 20,000 receivable from a sublicense or a sublicense option.

This agreement terminates at the latest of (i) the expiration of the last patent licensed under the license agreement; or (ii) if only one product is developed or is commercialized by utilizing the licensed intellectual property, 15 years after of first commercial sale of such product in either the U.S or Europe, following receipt of New Drug Approval from the FDA or equivalent approval in any European country for such product; or (iii)if more than one product is being developed or is commercialized by utilizing the licensed intellectual property, following the receipt of New Drug Approval from the FDA or equivalent approval in any European country for such product, the expiry of a 20 year period during which no sales are made in the U.S. or Europe.

Yeda shall be entitled, at its option and without the Company's consent, to modify the license so that it is non-exclusive or to terminate the license with 30 days prior written notice to the Company, if any of the following occurs:

(1)	the Company fails to commence the commercial sale of at least one product based on the licenses intellectual property, in at least one country, within six months following receipt of after receipt of an FDA or similar foreign regulatory approval for commercial marketing of such product and taking into account the seasonal nature of the products (except as a result of force majeure or other factors beyond the Company's control); or

(2)	the Company fails to sell any product based on the licenses intellectual property, during a period of one year after commercial sale of a product has commenced, during which no sales of the product take place (except as a result of force majeure or other factors beyond the Company's control).

In addition, Yeda is permitted to terminate the license agreement by written notice:

(a)	in the event the Company materially breaches any of its obligations under the license agreement, provided that such material breach is un-curable or, if curable, is not cured by the Company within thirty days (or in the case of failure by the Company to make payments due to Yeda in connection with the license agreement, ten days) from receipt of notice of such breach; or

(b)	in the event of the appointment of a temporary or permanent liquidator to the Company or a resolution is passed to voluntary wind up the Company, or if an order or act is granted for the winding up of the Company, provided that if such order or act was initiated by any third party, such order or act is not cancelled within 120 days; or

(c)	if the Company contests the validity of one of the patents registered by Yeda.

In the event that Yeda terminates the license agreement due to any reason other than termination in accordance with (1), (2) or (a) through (c) in the preceding two paragraphs above, the Company will be entitled to receive royalty payments equal to 25% of net proceeds received by Yeda from the grant to third parties, within the five years following the termination of the license agreement, of a license or other rights, which include the Company's developments, up to the aggregate amount of research funds actually expended by the Company for development.

b.	The Company obtained grants from the Government of Israel for the participation in research and development and, in return, undertook to pay royalties amounting to 3%-5% on the revenues derived from sales of products or services developed in whole or in part using these grants. The maximum aggregate royalties paid generally cannot exceed 100% of the grants received by the Company, plus annual interest generally equal to the 12-month LIBOR applicable to dollar deposits, as published on the first business day of each calendar year. The maximum royalty amount payable by the Company as of December 31, 2017 is approximately $ 5,782 (NIS 20,046), which represents the total gross amount of grants actually received by the Company from the IIA including accrued interest. As of December 31, 2017, the Company had not paid any royalties to the IIA.

c.	In October 2013, the Company signed an agreement for obtaining funding in an amount of € 536 ($ 642) out of a total grant of approximately € 6,000 ($ 7,187) from the European Union which was approved for the UNISEC consortium of which the Company is a member for a period of three years. In October 2013, the Company received an advance of € 206 ($ 247) and in October 2015 received € 247 ($ 296). The Company's expenses in respect of this project in 2013-2016 totaled € 1,028 ($ 1,231) which supported by the less then 75% or € 771 ($ 923). The outstanding amount € 79 ($ 94) was recorded as grants receivables. The grant is non-refundable providing the Company meets the conditions of the consortium and are recorded as a reduction of research and development expenses.

d.	On June 19, 2017, the Company entered into a Finance Contract with The European Investmant bank (EIB) for a toal amount of 20 milion Euro (approximately $22,000) and up to 50% of the Company expected cost of developing and marketing the Company’s product candidate, M-001. The EIB financing will be available in three tranches, all subject to receiving evidence that the Company has funding available to it in an amount equal to the amount of the respective tranche, as follows:

(i)	the first tranche shall be available during the 12 months following the date of the Finance Contract, in an amount of Euro 4-6 million;

(ii)	the second tranche shall be available during the 24 months following the date of the Finance Contract, in an amount of Euro 4-6 million, and subject to receiving evidence of the manufacturing of the first clinical batch for the planned phase 3 clinical trials;

(iii)	the third tranche shall be available during the 36 months following the date of the Finance Contract, in amount that together with the first and second tranche shall be equal to up to Euro 20 million, and shall be paid subject to receipt of authorization to launch the phase 3 clinical trials.

The EIB financing shall be provided interest free and shall be repayable, per each tranche, in a single instalment five years following the date of payment for each tranche. A failure to pay any amount payable under the Finance Contract shall cause interest to accrue on each unduly paid amount, at an annual rate equal to EURIBOR plus 2%.

In the event the Company elects to prepay the EIB financing, or in the event the EIB shall demand prepayment following certain events, including a change of control, senior management change or merger events, the Company shall be required to pay EIB the principal amount of the tranches already paid, or the Prepayment Amount, plus the greater of:

(i)	the amount, as determined by EIB required in order for the EIB to realize an internal rate of return on the relevant amount prepaid of 20%; and

(ii)	the Prepayment Amount.

The Finance Contract also stipulates that in the event EIB demands prepayment of the loan due to any prepayment event to non-EIB lenders, the Company shall be obligated to pay the Prepayment Amount plus an additional reduced amount.

In addition, and as consideration to the EIB financing, EIB shall be entitled to 3% of any annual M-001 sales revenues.

As of December 31, 2017 the first installment was not withdrawn by the Company

d.	Commitments:

Operating leases:

1.	The Company entered into operating lease agreements on commercial vehicles which end in May 2018. The leases have an average life of three years with no renewal option included in the contract. Future minimum monthly lease payable under the operating lease contracts as of December 31, 2017 amount to NIS 118 ($34).

2.	In January 2012, the Company entered into a lease agreement on its offices for a period of three years starting February 1, 2012. During 2012, the Company leased another area under the same terms. The total monthly payment for this rental is NIS 26 ($ 7). In January 2015, the Company extended the lease agreement for an additional two years under the same terms, starting February 2015.

In January 2017, the Company extended the lease for an additional three years under the same terms starting February 2017. The Company provided a bank guarantee of NIS 266 ($ 68) to secure its lease obligation. Bank deposits in the amount of NIS 270 ($ 69) were pledged to secure the guarantee (see Note 9).

Future minimum lease commitments under non-cancellable operating lease agreements as of December 31, 2017 are as follows (NIS):

2018	312
2019	312
2020	26
Total	650

On July 10, 2017, the Company sigen a 10 years lease agreement, strating in January 1, 2018, for approximately 1,845 square meters (m2) in the Jerusalem BioPark, located in the Ein Karem Hadassah campus, next to Hadassah University Hospitals and Hebrew University's MedicalSchool, with the intention of establishing a mid-size commercial facility to manufacture M-001. The company have the right to terminate the leasing period at every year end, by providing an advance notice by June 30, of every calander year. According to the agreement terms, the company have a 10 month grace period regarding the first rent payment. The future minimum lease commitment under the agreements as of December 31, 2017 are as follows (NIS):

2018	134
Total	134

3.	On March 2, 2015, the Company unilaterally announced a cancellation of a consultant agreement with one of the Company's consultants (see Note 15c). The cancellation notice provided that all options, rights and benefits previously granted to the consultant pursuant to the Consulting Services Agreement are invalid. On September 9, 2015, the consultant brought a suit against the Company in the Israeli magistrate court in Tel Aviv, claiming that the Company wrongfully terminated the Consulting Services Agreement and requesting monetary compensation in the amount of approximately NIS 1.5 million (approximately $380,000) and the reinstatement of the previously cancelled options. On November 11, 2015, the Company filed defense with the court wherein contented that the Consulting Services Agreement was lawfully cancelled and that the consultant’s suit has no legal basis.

The parties submitted affidavits and legal expert opinions to the court. An additional pre-trial meeting was held on February 13, 2017 and an additional hearing was scheduled for September 25, 2017.

On November 14, 2017, the parties received the court’s final decision that the company shall pay the cosultant NIS 1 million and additional VAT. The company paid the amount on November 26, 2017.